UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2015

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and certain of its subsidiaries, and “TA” refers to TravelCenters of America LLC and certain of its subsidiaries, unless otherwise noted.

Item 8.01.  Other Events.

As previously reported in our Current Report on Form 8-K dated June 1, 2015, or the June 1 Form 8-K, our Current Report on Form 8-K dated June 9, 2015, or the June 9 Form 8-K, our Current Report on Form 8-K dated June 16, 2015, or the June 16 Form 8-K, and our Current Report on Form 8-K dated June 23, 2015, or the June 23 Form 8-K, and our Quarterly Report on Form 10-Q for the quarter ending June 30, 2015, we entered a Transaction Agreement with TA on June 1, 2015 to acquire and leaseback 19 travel centers and certain assets TA owned at 11 travel centers we own and lease to TA for an aggregate purchase price of approximately $397 million.  The description of the Transaction Agreement and related transactions included in Note 10 to the Condensed Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the quarter ending June 30, 2015, and the Current Reports referenced in the prior sentence are incorporated herein by reference.

On September 23, 2015, we completed the fourth closing of the transactions contemplated by the Transaction Agreement by entering and closing three purchase agreements with TA, or the Purchase Agreements, by which we acquired, for an aggregate of approximately $52 million, two travel centers that we leased back to TA and certain assets at one other travel center we own that we leased back to TA.  The travel centers and assets we acquired and leased back were added to our existing leases with TA.  As a result of these transactions completed on September 23, 2015, annual rent payable to us under our leases with TA increased by an aggregate of approximately $4 million.

In connection with the Purchase Agreements, we and TA entered into third amendments to the New TA Lease No. 2 and the New TA Lease No. 4 and a first amendment to the New TA Lease No. 3 to add the two travel centers and certain assets at one other travel center we own that we acquired from TA on September 23, 2015.  Minimum rent under the New TA Lease No. 2, the New TA Lease No. 3 and the New TA Lease No. 4, each as amended, is now approximately $46 million, $49 million and $44 million, respectively, subject to future adjustment if we and TA complete the remaining transactions contemplated by the Transaction Agreement and if we purchase capital improvements made to the leased travel centers from TA.  We expect to acquire an additional five travel centers that TA is developing, and the purchase and lease back of these travel centers is expected to occur before June 30, 2017.

The foregoing descriptions of the Transaction Agreement, the Purchase Agreements, the New TA Leases and the amendments thereto, and the other agreements entered into in connection with the Transaction Agreement are not complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreements, the New TA Leases and the amendments thereto and such other agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, Exhibits 10.1 and 10.2 to the June 23 Form 8-K, Exhibits 10.1 and 10.2 to the June 16 Form 8-K, Exhibits 10.1 through 10.10 to the June 9 Form 8-K and Exhibit 10.1 to the June 1 Form 8-K and are incorporated by reference herein.

Information Regarding Certain Relationships and Related Person Transactions

TA was formerly our 100% owned subsidiary until we distributed TA’s shares to our shareholders as a special dividend in 2007.  We are currently TA’s largest shareholder owning as of September 23, 2015, approximately 8.9% of TA’s outstanding shares. Mr. Barry Portnoy, who is one of our Managing Trustees, is a managing director of TA.  Mr. Thomas O’Brien, the other managing director and the President and Chief Executive Officer of TA, is a former executive officer of ours.  One of TA’s current independent directors, Mr. Arthur Koumantzelis, was one of our Independent Trustees prior to the spin off of TA.  We have significant continuing relationships with TA, including the lease arrangements referred to in this Current Report on Form 8-K, the June 1 Form 8-K, the June 9 Form 8-K, the June 16 Form 8-K and the June 23 Form 8-K.  Mr. Barry Portnoy, and his son, Mr. Adam Portnoy, who is our other Managing Trustee, together own a controlling interest in, and are officers and employees of, Reit Management & Research LLC, or RMR LLC, our manager, and are directors and officers of The RMR Group Inc., or RMR Inc., through which they control RMR LLC.  Each of our executive officers is also an officer of RMR

LLC, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  Certain executive officers of TA are officers of RMR LLC.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR LLC provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  In addition, officers of RMR LLC serve as our officers and as certain officers of those companies.  RMR LLC provides both business and property management services to us under a business management agreement and a property management agreement and provides services to other companies, including TA.  We own an indirect 16.2% economic interest in RMR LLC through our ownership of shares of RMR Inc.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2014, or our Annual Report, our definitive Proxy Statement for our 2015 Annual Meeting of Shareholders, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, or our Quarterly Report, our June 1 Form 8-K, our Current Report on Form 8-K dated June 5, 2015, or our June 5 Form 8-K, our June 9 Form 8-K, our June 16 Form 8-K, our June 23 Form 8-K and our other filings with the Securities and Exchange Commission, or the SEC, including Note 9 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement, Note 10 to the Condensed Consolidated Financial Statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including our Annual Report, our Proxy Statement, our Quarterly Report, our June 1 Form 8-K, our June 5 Form 8-K, our June 9 Form 8-K our June 16 Form 8-K and our June 23 Form 8-K are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE, WE EXPECT TO ACQUIRE AN ADDITIONAL FIVE TRAVEL CENTERS THAT TA IS DEVELOPING, AND THE PURCHASE AND LEASE BACK OF THESE TRAVEL CENTERS IS EXPECTED TO OCCUR BEFORE JUNE 30, 2017.  THE PURCHASE AND LEASE BACK OF THESE TRAVEL CENTERS ARE SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF LARGE, COMPLEX REAL ESTATE TRANSACTIONS.  SOME OF THESE TERMS AND CONDITIONS MAY NOT BE SATISFIED AND, AS A RESULT, SOME OF THESE TRANSACTIONS MAY BE DELAYED, MAY NOT OCCUR OR THE TERMS MAY CHANGE.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1                        Third Amendment to Amended and Restated Lease Agreement No. 2, dated September 23, 2015, among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC.

10.2                        First Amendment to Amended and Restated Lease Agreement No. 3, dated September 23, 2015, among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC.

10.3                        Third Amendment to Amended and Restated Lease Agreement No. 4, dated September 23, 2015, among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Date: September 23, 2015